Exhibit 24

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February, 2012.

/s/ Samuel W. Bartholomew, Jr.
Samuel W. Bartholomew, Jr.

EXHIBIT 24 PAGE 1

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of February, 2012.

/s/ George W. Bryan
George W. Bryan

EXHIBIT 24 PAGE 2

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which she may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of February, 2012.

/s/ Carolyn H. Byrd
Carolyn H. Byrd

EXHIBIT 24 PAGE 3

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February, 2012.

/s/ David J. Cooper, Sr.
David J. Cooper, Sr.

EXHIBIT 24 PAGE 4

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February, 2012.

/s/ Earnest W. Deavenport, Jr.
Earnest W. Deavenport, Jr.

EXHIBIT 24 PAGE 5

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2012.

/s/ Don DeFosset
Don DeFosset

EXHIBIT 24 PAGE 6

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February, 2012.

/s/ Eric C. Fast
Eric C. Fast

EXHIBIT 24 PAGE 7

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 2012.

/s/ John D. Johns
John D. Johns

EXHIBIT 24 PAGE 8

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 2012.

/s/ James R. Malone
James R. Malone

EXHIBIT 24 PAGE 9

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which she may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 14th day of February, 2012.

/s/ Ruth Ann Marshall
Ruth Ann Marshall

EXHIBIT 24 PAGE 10

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which she may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 13th day of February, 2012.

/s/ Susan W. Matlock
Susan W. Matlock

EXHIBIT 24 PAGE 11

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February, 2012.

/s/ John E. Maupin, Jr.
John E. Maupin, Jr.

EXHIBIT 24 PAGE 12

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2012.

/s/ Charles D. McCrary
Charles D. McCrary

EXHIBIT 24 PAGE 13

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2012.

/s/ John R. Roberts
John R. Roberts

EXHIBIT 24 PAGE 14

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2011 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February, 2012.

/s/ Lee J. Styslinger III
Lee J. Styslinger III

EXHIBIT 24 PAGE 15